Exhibit 24
                                                           ----------



                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full Power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ JAMES R. ADAMS
                                         James R. Adams





                                                           Exhibit 24
                                                           ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December
31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ DAVID L. BOREN
                                         David L. Boren





                                                           Exhibit 24
                                                            ---------





                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS
J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ JAMES B. BUSEY IV
                                         James B. Busey IV





                                                           Exhibit 24
                                                           ----------





                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS
J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ DANIEL A. CARP
                                         Daniel A. Carp





                                                           Exhibit 24
                                                           ----------





                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, WILLIAM A.AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ THOMAS J. ENGIBOUS
                                         Thomas J. Engibous





                                                           Exhibit 24
                                                           ----------





                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS
J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ GERALD W. FRONTERHOUSE
                                         Gerald W. Fronterhouse





                                                           Exhibit 24
                                                           ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS
J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ DAVID R. GOODE
                                         David R. Goode





                                                           Exhibit 24
                                                           ----------





                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS
J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ WAYNE R. SANDERS
                                         Wayne R. Sanders





                                                           Exhibit 24
                                                           ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS
J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, her true and lawful attorneys-in-fact and agents, with full and several power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ GLORIA M. SHATTO
                                         Gloria M. Shatto





                                                           Exhibit 24
                                                           ----------




                              POWER OF ATTORNEY

     The undersigned hereby constitutes JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ WILLIAM P. WEBER
                                         William P. Weber





                                                           Exhibit 24
                                                           ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS
J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of February 1998.



                                         /s/ CLAYTON K. YEUTTER
                                         Clayton K. Yeutter